EXHIBIT 10.4.1

VIRGINIA BANKERS ASSOCIATION

MODEL NON-QUALIFIED DEFERRED COMPENSATION PLAN

FOR EXECUTIVES

(July, 1996)

AMENDMENT TO ADOPTION AGREEMENT

If the Employer completing this document has any questions about the adoption of the Plan, the provisions of the Plan, its representative should contact Bette J. Albert, C.L.U. at the Virginia Bankers Association Benefits Corporation, 4490 Cox Road, Glen Allen, VA 23060, telephone number (804) 643-8060 during business hours.

The below named Plan Sponsor hereby amends this Adoption Agreement (the “Adoption Agreement”) to the Plan, to be effective as of the date(s) specified below, and elects the following revised specifications and provides the following information relating thereto:

1. EMPLOYER(S) ADOPTING PLAN NAMED IN PARAGRAPH 1.12 OF THE PLAN.

(a)	Name of Employer: C&F Financial Corporation	(b)	Employer’s telephone Number: (804) 843-2360
(c)	Address of Employer: Post Office Box 391 West Point, VA 23181	(d)	Employer’s EIN: 54-1680165
		(e)	Employer’s Tax Year End: 12/31
(f)	Name, Address and Identifying Information of Other Participating Employers Adopting the Plan:

	Citizens and Farmers Bank Eighth and Main Streets West Point, Virginia 23181 Telephone number (804) 843-2360 EIN 54-0169510	C&F Mortgage Corporation 300 Arboretum Place -Suite 245 Richmond, Virginia 23236 Telephone (804) 330-8300 EIN 54-1773964

C&F Finance Company 4660 S. Laburnum Avenue Richmond, VA 23231 Telephone 804-236-9601 EIN 54-0544169

2. GENERAL PLAN INFORMATION.

(a)	Name of Plan: VBA Executive’s Deferred Compensation Plan for C&F Financial Corporation

(b)	Name, Address and EIN of Plan Administrator(s): [If other than Plan Sponsor, appointment must be by resolution]:

3. STATUS OF PLAN AND EFFECTIVE DATE(S).

(a)	Effective Date of Plan: The Effective Date of the Plan is January 1, 1998.

(b)	Plan Status. The adoption of the Plan through this Adoption Agreement is:

☐	(1) Initial Establishment. The initial adoption and establishment of the Plan.

☒	(2) Restated Plan. An amendment and restatement of the Plan (a Restated Plan).

(A)	Effective Date of this Restatement. The Effective Date of this Restatement of the Plan is January 1, 2001.

(B)	Prior Plan. The Plan was last maintained under document dated December 31, 1997 and was known as the VBA Executive’s Deferred Compensation Plan for C&F Financial Corporation.

(C)	Transitional or Special Provisions: [Enter any transitional or special provisions relating to any Rollover Account and the Plan as restated]

Effective January 1, 2006, any Employer may, in its discretion, elect to contribute for all of any of its employees participating in the Plan or under any contribution feature (i.e., Employer Matching Contributions, Excess Profit Sharing Employer Non-Elective Contributions and SERP Employer Non-Elective Contributions), less than the amount otherwise called for under the other provisions of the Adoption Agreement and/or to make Employer Matching Contributions at a different rate than otherwise called for under the other provisions of the Adoption Agreement.

(c)	Adoption of Plan by Additional Employers after Effective Date of Plan. The Effective Date(s) of the Plan with respect to Citizens and Farmers Bank is January 1, 1998, C&F Mortgage Corporation is January 1, 2000, and C&F Finance Company generally is January 1, 2006 provided that only SERP Employer Non-Elective Contributions may be made by C&F Finance Company for periods prior to January 1, 2007.

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IN WITNESS WHEREOF, the Plan Sponsor and C&F Finance Company as a new Participating Employer, by their duly authorized representatives, have executed this instrument this 17th day of December, 2006.

C&F Financial Corporation
[Enter Name of Employer]

		By	/s/ Robert L. Bryant
		Its	Chief Operating Officer

[SEAL]

ATTEST:
/s/ Mallory Spencer
Its	Notary

C&F Finance Company
[Enter Name of Employer]

		By	/s/ Thomas F. Cherry
		Its	Treasurer

[SEAL]

ATTEST:
/s/ Mallory Spencer
Its	Notary

By execution hereof by the duly authorized Representative, the VBA Benefits Corporation hereby accept the above Amendment to Adoption Agreement.

Dated:
Representative

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